EXHIBIT  32.1

CERTIFICATION  PURSUANT  TO  18  U.S.C.  SECTION  1350,  AS  ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
I, Michael R. Long, Chief Executive Officer and Chief Financial Officer of Payment Data Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes -Oxley Act of 2002, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB for the three months ending June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August  16,  2004

                             By: /s/ Michael R. Long
                                 Michael R. Long
                                Chief Executive Officer
                                and  Chief  Financial  Officer



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